NEWS RELEASE

Contacts:	Ted Detrick, Investor Relations – (215) 761-1414, Edwin.Detrick@cigna.com
Mariann Caprino, Media Relations – (860) 226-7251, Mariann.Caprino@cigna.com

Karey L. Witty, EVP & CFO – (615) 236-6197, karey.witty@healthspring.com

CIGNA TO ACQUIRE HEALTHSPRING

o	Cigna Adds Industry Leading Medicare Solution to Its Global Portfolio

o	Combination Highly Aligned with Expanded Consumer Strategy in a High Growth Segment

o	Leverages Shared Commitment to Innovation and Clinical Excellence

o	Customers Continue to Benefit from Best-in-Class Physician Engagement and Access a Broader Portfolio of Services

o	Accretive to Earnings and Improves Long Term Growth Profile for Cigna Shareholders

BLOOMFIELD, CT and NASHVILLE, TN, October 24, 2011 – Cigna Corporation (NYSE: CI) and HealthSpring, Inc. (NYSE: HS) today announced that they have signed a definitive agreement under which Cigna will acquire all the outstanding shares of HealthSpring, Inc. for $55 per share in cash, a 37% premium over the closing stock price on Friday October 21, 2011, representing a total transaction value of approximately $3.8 billion.  HealthSpring’s proven leadership team, headed by its Chairman and Chief Executive Officer Herb Fritch, will lead Cigna's expansion in our rapidly growing Seniors and Medicare segments. The business combination is expected to be accretive to Cigna earnings per share in the first full year of operations. The agreement has been approved by the boards of directors of both companies and is subject to required regulatory approvals and customary closing conditions. The transaction is expected to close during the first half of 2012 and is not subject to a financing condition.

“HealthSpring is a great fit with Cigna's growth plans to expand into the Seniors and Medicare segment through a premier business and trusted brand name,” said David M. Cordani, President and Chief Executive Officer. “Our two companies share a common strategic vision and philosophy that we create customer value by partnering with health care professionals, and use information and incentives to deliver high-quality, differentiated programs.”

“We are thrilled to announce this transaction with Cigna,” said Herb Fritch. “Following a review undertaken by our Board of Directors of the company’s strategic options, we concluded that the combination is in the best interests of our shareholders.  The combination will also expand our ability to serve our physician partners and customers. Cigna recognizes the value in HealthSpring’s differentiated model of physician engagement, and shares our commitment to providing high quality, cost effective care to the members and communities we serve. We truly look forward to continuing and expanding upon this mission.”

The combination provides Cigna with several significant opportunities to further expand upon its successful growth strategy:

o
Scaled presence in the highly-attractive Seniors segment, with a highly differentiated Medicare Advantage  business  that currently has approximately 340,000 Medicare Advantage members in 11 states and Washington, D.C., as well as a large, national stand-alone Medicare prescription drug business with over 800,000 customers;

o	One of the most trusted and well-respected brands offering Seniors quality care through its highly differentiated physician partnerships;

o
Future growth opportunities to expand HealthSpring’s customer base by leveraging Cigna's current client relationships and to further the expansion of HealthSpring into new geographic regions, leveraging Cigna’s nationwide presence, customer base and distribution capabilities;

o	Ability to offer Cigna’s current commercial and individual customers the opportunity to experience HealthSpring’s differentiated physician coordination model; and

o	Further leverage Cigna's diverse portfolio of specialty programs for the benefit of HealthSpring’s customers.

“HealthSpring’s talented team, led by Herb and his senior leadership team, have built an innovative business and a strong reputation for service excellence, while effectively partnering with health care professionals to deliver differentiated value and quality to the individuals they serve,” continued David M. Cordani.  “By combining our businesses, we have an opportunity to create substantial value for our customers, shareholders, employees and other key stakeholders as we extend our health solutions and programs across the government, employer-sponsored and consumer segments.”

Consistent with its strategy, Cigna expects to continue to create meaningful near-term earnings growth and expects this transaction to enhance its revenue growth and profitability over time.  Cigna has obtained a commitment for bridge financing provided by Morgan Stanley that, combined with available liquidity, is sufficient to fund the acquisition.  Cigna intends to raise approximately 20% of the purchase price through the issuance of new equity, with the balance funded from additional debt issuance and internal cash resources. This permanent financing structure is expected to enable Cigna to maintain its financial flexibility, a strong balance sheet and its current credit ratings.

Cigna noted that it is filing this morning a Form 8-K that will outline its increased outlook for its 2011 full year results, as well as detailing certain third quarter information ahead of its full earnings announcement scheduled for October 28, 2011.

Cigna’s financial adviser is Morgan Stanley and its legal adviser is Davis Polk. Goldman, Sachs & Co. is acting as financial adviser to HealthSpring, and its legal advisers are Skadden, Arps, Slate, Meagher & Flom, LLP and Bass, Berry & Sims PLC.

Conference Call

Cigna will be hosting a conference call this morning, beginning at 8:45 a.m. ET to discuss the acquisition of HealthSpring.  The call-in numbers for the conference call are as follows:

Live Call
(877) 419-6600 (Domestic)
(719) 325-4759 (International)
Passcode: 3305644

Replay
(888) 203-1112 (Domestic)
(719) 457-0820 (International)
Passcode: 3305644

It is strongly suggested you dial in to the conference call by 8:30 a.m. ET.  The operator will periodically provide instructions regarding the call.  Additionally, the conference call will be available on a live Internet web cast at http://www.cigna.com under Investors, Investor Events section or at http:// http://www.media-server.com/m/p/w27n7p9m.  Please note that this feature will be in listen-only mode.

About Cigna
Cigna is a global health service company dedicated to helping people improve their health, well-being and sense of security. Cigna Corporation's operating subsidiaries in the United States provide an integrated suite of health services, such as medical, dental, behavioral health, pharmacy and vision care benefits, as well as group life, accident and disability insurance. Cigna maintains sales capability in 30 countries and jurisdictions and has approximately 66 million customer relationships throughout the world. All products and services are provided exclusively by such operating subsidiaries and not by Cigna Corporation. Such operating subsidiaries include Cigna Health and Life Insurance Company, Cigna Life Insurance Company of New York, Connecticut General Life Insurance Company and Life Insurance Company of North America.

About HealthSpring
HealthSpring is based in Nashville, Tennessee, and is one of the country’s largest Medicare Advantage coordinated care plans. HealthSpring currently owns and operates Medicare Advantage plans in Alabama, Delaware, Florida, Georgia, Illinois, Maryland, Mississippi, New Jersey, Pennsylvania, Tennessee, Texas and Washington, D.C. Beginning in 2012, the Company will also operate Medicare Advantage plans in West Virginia. HealthSpring also offers a national stand-alone Medicare prescription drug plan.  For more information, visit http://www.healthspring.com/.

CIGNA'S CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Cigna Corporation and its subsidiaries (the “Company”) and its representatives may from time to time make written and oral forward-looking statements, including statements contained in press releases, in the Company’s filings with the Securities and Exchange Commission, in its reports to shareholders and in meetings with analysts and investors.  Forward-looking statements may contain information about financial prospects, economic conditions, trends and other uncertainties.  These forward-looking statements are based on management’s beliefs and assumptions and on information available to management at the time the statements are or were made.  Forward-looking statements include but are not limited to the information concerning possible or assumed future business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, trends and, in particular, the Company’s strategic initiatives, litigation and other legal matters, operational improvement initiatives in its Health Care operations, and the outlook for the Company’s full year 2011 and beyond results.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe”, “expect”, “plan”, “intend”, “anticipate”, “estimate”, “predict”, “potential”, “may”, “should” or similar expressions.

By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors.  Some factors that could cause actual results to differ materially from the forward-looking statements include:

1.	the ability of the parties to satisfy conditions to the closing of the transaction with HealthSpring, including obtaining required regulatory approvals and the approval of HealthSpring stockholders;
2.	the possibility that HealthSpring may be adversely affected by economic, business and/or competitive factors before or after closing of the transaction;
3.
the ability to successfully complete the integration of acquired businesses, including the businesses being acquired from HealthSpring by, among other things, operating Medicare Advantage coordinated care plans and HealthSpring’s prescription drug plan, retaining and growing membership, realizing revenue, expense and other synergies, renewing contracts on competitive terms, successfully leveraging the information technology platform of the acquired businesses, and retaining key personnel;

4.	the ability of the Company to execute its growth plans by successfully leveraging its capabilities and those of the businesses being acquired in serving the Seniors segment;
5.	any adverse effect to the Company’s business or the business being acquired from HealthSpring due to uncertainty relating to the transaction; and
6.
the Company’s plans to permanently finance the acquisition with internal cash resources and through issuance of new equity; and additional debt that would remain outstanding even if the transaction was ultimately not completed.

This list of important factors is not intended to be exhaustive.  Other sections of the Company’s most recent Annual Report on Form 10-K, including the “Risk Factors” section, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011 and June 30, 2011, and other documents filed with the Securities and Exchange Commission include both expanded discussion of these factors and additional risk factors and uncertainties that could preclude the Company from realizing the forward-looking statements.  The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It
This communication is being made in respect of the proposed transaction involving HealthSpring and Cigna.  The proposed transaction will be submitted to the stockholders of HealthSpring for their consideration.  In connection with the proposed transaction, HealthSpring will prepare a proxy statement to be filed with the Securities and Exchange Commission (the “SEC”). HealthSpring and Cigna plan to file with the SEC other documents regarding the proposed transaction.  STOCKHOLDERS OF HEALTHSPRING ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  The final proxy statement will be mailed to HealthSpring’s stockholders.  You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov.  In addition, stockholders may obtain free copies of the documents filed with the SEC by HealthSpring by going to the Company’s Investor Relations website page at www.healthspring.com or by sending a written request to the Company’s Secretary at HealthSpring, Inc., 9009 Carothers Parkway, Suite 501, Franklin, Tennessee 37067, or by calling the Secretary at (615) 291-7000.

Interests of Participants
HealthSpring and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction.  Information regarding the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2011 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended by Amendment No. 1 on Form 10-K/A, which were filed with the SEC on April 15, 2011, February 25, 2011 and September 22, 2011, respectively.  Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction will be contained in the proxy statement to be filed by the Company with the SEC when it becomes available.

HealthSpring’s Cautionary Statement Regarding Forward-Looking Statements
Statements contained in this communication that are not historical fact are forward-looking statements which HealthSpring intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions are forward-looking statements.  The forward-looking statements involve significant known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and undue reliance should not be placed on such statements.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following risks and uncertainties: the failure to receive, on a timely basis or otherwise, the required approvals by HealthSpring’s stockholders and government or regulatory agencies; the risk that a condition to closing of the proposed transaction may not be satisfied; HealthSpring’s and Cigna’s ability to consummate the Merger, including the financing thereof; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the Merger; the possibility that costs or difficulties related to the integration of the Company and Cigna operations will be greater than expected; operating costs and business disruption, including difficulties in maintaining relationships, may be greater than expected; the ability of the Company or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners; the impact of legislative, regulatory and competitive changes and other risk factors relating to the industry in which the Company and Cigna operate, as detailed from time to time in each of the Company’s and Cigna’s reports filed with the SEC. There can be no assurance that the proposed transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in of HealthSpring’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and Item 1.A of HealthSpring’s most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2011. HealthSpring cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, stockholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to HealthSpring or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. HealthSpring does not undertake any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.